UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 15, 2010

THE JONES GROUP INC.
(Exact Name of registrant as specified in its charter)

Pennsylvania (State or Other Jurisdiction of Incorporation)	1-10746 (Commission File Number)	06-0935166 (IRS Employer Identification No.)
1411 Broadway New York, New York 10018 (Address of principal executive offices)
(212) 642-3860 (Registrant's telephone number, including area code)
Not Applicable Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously reported, Andrew Cohen, who was previously Chief Executive Officer - Footwear, Accessories and Retail of The Jones Group Inc. (the "Company"), separated from employment with the Company on October 11, 2010. On December 15, 2010, the Company and Mr. Cohen reach an agreement on his severance arrangements, and Mr. Cohen entered into a Separation Agreement (the "Separation Agreement") with JAG Footwear, Accessories and Retail Corporation, a wholly-owned subsidiary of the Company ("JAG Footwear"), which supersedes the severance arrangements under his employment agreement with JAG Footwear (previously filed as Exhibit 10.40 to the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2007).

The Separation Agreement provides, among other things, that Mr. Cohen will receive: (i) 22.5 months of base salary, totaling $1,875,000; (ii) a cash bonus for services performed during 2010 based on achievement of previously-established performance goals for 2010, with 25% of the target award payable to recognize his individual performance goals provided that financial performance goals applicable to his business unit and to the Company as a whole are attained; (iii) continuation of medical and dental coverage under the Company's group policy until age 65, with the Company's continued payment of its share of premiums for such coverage; and (iv) accelerated vesting of 262,042 shares of restricted Common Stock of the Company. In consideration of those payments and benefits, Mr. Cohen agreed to certain restrictions on competition through December 31, 2011 and certain restrictions on solicitation through December 31, 2014. The Separation Agreement also contains a mutual release of claims.

The foregoing summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Separation Agreement between Andrew Cohen and JAG Footwear, Accessories and Retail Corporation dated December 15, 2010.+

__________________________
+ Management contract or compensatory plan or arrangement.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE JONES GROUP INC. (Registrant) By: /s/ Ira M. Dansky Ira M. Dansky Executive Vice President, General Counsel and Secretary

 Date: December 15, 2010

Exhibit Index

Exhibit No.	Description
10.1	Separation Agreement between Andrew Cohen and JAG Footwear, Accessories and Retail Corporation dated December 15, 2010.+

__________________________
+ Management contract or compensatory plan or arrangement.

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